                                  Exhibit 21

                                 SUBSIDIARIES
                            As of November 26, 1995

                                                                         State or Country
Name                                                                     of Incorporation
----                                                                     ----------------
Levi Strauss Associates Inc.                                                Delaware
    Brittania Sportswear Ltd.                                               California
       Brittsport Limited                                                   Hong Kong

    Levi Strauss & Co.                                                      Delaware
       Battery Street Enterprises, Inc.                                     Delaware
           LS Reconveyance Corporation                                      California
       Custom Clothing Technology Corp.                                     Massachusetts
       Jeans Tech, Inc*.                                                    Ohio
       Levi Strauss (Budapest) Jeanswear Co. Ltd. (joint venture)           Hungary
       Levi Strauss Employee Purchase Plan, Inc.                            Arkansas
       Levi Strauss Eximco (Asia) Pte. Ltd.                                 Singapore
       Levi Strauss Eximco Chile Limitada                                   Chile
       Levi Strauss Eximco Columbia                                         Columbia
       Levi Strauss Eximco Limited                                          Hongkong
       Levi Strauss Eximco Europe                                           Belgium
           Levi Strauss Eximco (Hellas) E.P.E.                              Greece
       Levi Strauss Export Sales Corp.                                      California
       Levi Strauss Foreign Sales Corporation                               Barbados
       Levi Strauss (Geneva) S.A.                                           Switzerland
           Levi Strauss (Budapest) Jeanswear Co. Ltd.                       Hungary
       Levi Strauss Japan K.K.                                              Japan
       Levi's Only Stores, Inc.                                             Delaware
           LDJV, Inc.                                                       Delaware
       Majestic Insurance International Ltd.                                Bermuda
       Miratrix, S.A.                                                       Costa Rica
       NF Industries, Inc.                                                  Nevada
       Vogue Insurance International Ltd.                                   Bermuda
       Wharf Clothiers, Inc.                                                California

                                 SUBSIDIARIES
                            As of November 26, 1995

                                                                         State or Country
Name                                                                     of Incorporation
----                                                                     ----------------

Levi Strauss Associates Inc.
    Levi Strauss & Co.
       Levi Strauss International                                          California
           Creative Apparel Enterprises, S.A.                              Belgium
           Levi Strauss Advisory Services B.V. i.o.                        The Netherlands
           Levi Strauss Argentina S.A.                                     Argentina
           Levi Strauss (Asia) Ltd.                                        Hong Kong
           Levi Strauss (Australia) Pty. Ltd.                              New South Wales
           Levi Strauss Belgium, S.A.                                      Belgium
           Levi Strauss & Co. (Canada), Inc.                               Canada
           Levi Strauss Chile Limitada                                     Chile
           Levi Strauss Continental, S.A.                                  Belgium
               Levi Strauss & Co. - Europe, S.A.                           Belgium
                    Levi Strauss Financial Services,  S.A.                 Belgium
                    (Belgian Finserv or Finserv S.A.)
           Levi Strauss de Espana, S.A.                                    Spain
               Confecciones Olvega, S.A.                                   Spain
           Levi Strauss (Far East) Ltd.                                    Hong Kong
               Levi Strauss do Brasil Industria e Comercio Ltda.           Brazil
           Levi Strauss Far East Pte. Ltd.                                 Singapore
           Levi Strauss France, S.A.                                       France
           Levi Strauss Germany GmbH                                       Germany
           Levi Strauss (Hungary) Ltd.                                     Hungary
           Levi Strauss Indonesia                                          Indonesia
           Levi Strauss International Finance Company., N.V.               Netherlands Antilles
           Levi Strauss Istanbul Konfeksiyon Sanayi ve Ticaret A.S.        Turkey
           Levi Strauss Italia Srl                                         Italy
               Eximco Italia Levi Strauss Srl                              Italy
           Levi Strauss Korea                                              Korea
           Levi Strauss Latin America, Inc.                                Delaware
           Levi Strauss Latin America, Inc. & C.I.A. (Partnership)         Brazil
           Levi Strauss (Malaysia) Sdn. Bna.                               Malaysia


                                 SUBSIDIARIES
                            As of November 26, 1995

                                                                         State or Country
Name                                                                     of Incorporation
----                                                                     ----------------

Levi Strauss Associates Inc.
    Levi Strauss & Co.
       Levi Strauss International
           Levi Strauss Eximco Mauritius Limited                           Mauritius
               Levi Strauss (India) Private Limited                        India
           Levi Strauss de Mexico, S.A. de C.V.                            Mexico
           Levi Strauss Nederland B. V.                                    Netherlands
               Dockers Europe B.V.                                         The Netherlands
                    Dockers Austria GmbH                                   Austria
                    Dockers Denmark ApS                                    Denmark
                    Dockers Germany Vertriebs GmbH                         Germany
                    Dockers Hispania                                       Spain
                    Dockers Italia S.R.L.                                  Italy
                    Dockers France S.A.R.L.                                France
                    Dockers Nederland B.V.                                 The Netherlands
                    Dockers Norway AS                                      Norway
                    Dockers Spain                                          Spain
                    Dockers Sweden AB                                      Sweden
                    Dockers U.K. Limited                                   United Kingdom
                    First American Casual Clothing Co. AB                  Sweden
               Levi Strauss Hellas, S.A.                                   Greece
               Levi Strauss Poland Z.o.o. (=Ltd.)                          Poland
               Levi Strauss Prague                                         Czech Republic
               Levi Strauss South Africa (Proprietary) Limited             South Africa
           Levi Strauss (New Zealand) Ltd.                                 New Zealand
           Levi Strauss Norway A/S                                         Norway
               Buksehjornet A/S (joint stock company)                      Norway
                    Buva A/S                                               Norway
                    Buva Ans A/S (Joint Partnership)                       Norway
           Levi Strauss Overseas Finance, N.V.                             Netherland Antilles
               Levi Strauss Pension Trustee Ltd.                           United Kingdom
           Levi Strauss del Peru S.A.                                      Peru
           Levi Strauss (Philippines) Inc.                                 Philippines
           Levi Strauss (Philippines) Inc. II                              Philippines


                                 SUBSIDIARIES
                            As of November 26, 1995

                                                                         State or Country
Name                                                                     of Incorporation
----                                                                     ----------------

Levi Strauss Associates Inc.
    Levi Strauss & Co.
       Levi Strauss International
           Levi Strauss (Russia) Ltd.                                      Russia
           Levi Strauss South Africa (Pty.) Ltd.                           South Africa
           Levi Strauss (Suisse) S.A.                                      Switzerland
           Levi Strauss Trading Limited Liability Company                  Hungary
           Levi Strauss (U.K.) Ltd.                                        United Kingdom
               Farvista Limited                                            United Kingdom
           Levi Strauss de Venezuela, C.A. *                               Venezuela
           Retail Index Limited                                            United Kingdom
           Saddleman South America, Inc.                                   Delaware
           Soumen Levi Strauss OY                                          Finland


* In process of liquidation.

All subsidiaries of the Company are 100% owned (except as noted) and are included in the consolidated financial statements. Indirect subsidiaries are noted by indentation.